[HOLDING COMPANY LETTERHEAD]








December 29, 1997

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of Landmark Bancshares, Inc. (the "Company"), I cordially invite you to attend the 1998 Annual Meeting of Stockholders to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, on Wednesday, January 21, 1998 at 1:30 p.m. (the "Meeting"). The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

        The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                         Sincerely,


                                         /s/ Larry Schugart
                                         Larry Schugart
                                         President and Chief Executive Officer
                                         Landmark Bancshares, Inc.

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 21, 1998
--------------------------------------------------------------------------------

        NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Landmark Bancshares, Inc. (the "Company"), will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, at 1:30 p.m., local time, on Wednesday, January 21, 1998.

        A proxy card and a proxy statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon the following matters:

               1.     The election of two directors of the Company;

               2. The ratification of Regier Carr & Monroe, L.L.P. as independent auditors of Landmark Bancshares, Inc. for the fiscal year ending September 30, 1998; and

               3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on December 22, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

        You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy card will not be used if you attend the Meeting and vote in person.

        EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Gary L. Watkins
                                            GARY L. WATKINS
                                            SECRETARY

Dodge City, Kansas
December 29, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 21, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Landmark Bancshares, Inc. (the "Company"), the holding company of Landmark Federal Savings Bank (the "Bank"), to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on Wednesday, January 21, 1998, at 1:30 p.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about December 29, 1997. The Company acquired all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on March 28, 1994 (the "Conversion").

        At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of Regier Carr & Monroe, L.L.P. as independent auditors of the Company for the fiscal year ending September 30, 1998. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

Voting Securities

        Stockholders of record as of the close of business on December 22, 1997 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,688,641 shares of Common Stock issued and outstanding.

        The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. For a period of five years from the completion of the Conversion, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

        The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

        Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

        Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                              Percent of Shares of
                                                  Amount and Nature of            Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership            Outstanding
------------------------------------              --------------------        --------------------

John Hancock Advisers, Inc.                               100,000(1)                   5.9%
101 Huntington Avenue
Boston, Massachusetts  02199

Larry Schugart                                               119,281                   6.8%
Central and Spruce
Dodge City, Kansas  67801

Landmark Federal Savings Bank Employee                      134,469(2)                 8.0%
Stock Ownership Plan ("ESOP"), Central and
Spruce, Dodge City, Kansas 67801

Jeffrey S. Halis                                            144,300(3)                 8.5%
500 Park Avenue, Fifth Floor
New York, New York 10022

Kahn Brothers & Co., Inc.                                   171,700(4)                10.2%
555 Madison Avenue
New York, New York  10022

All Directors and Executive Officers as a Group             361,638(5)                19.4%
(7 persons)


----------------------------------
(1) Number of shares is based on a Schedule 13G, Amendment No. 1, filed with the Securities and Exchange Commission ("SEC") on behalf of the named entity, John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkeley Financial Group.
(2) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are being allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Unallocated shares are held in a suspense account. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee or the Board.
(3) Number of shares based on Amendment No. 3 to a Schedule 13D filed with the SEC.
(4)     Number  of  shares  based on a  Schedule  13G  filed  with the SEC.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes 27,376 restricted shares awarded to Mr. Schugart, 9,125 restricted shares awarded to each of directors Ross, Snapp and Lewis, and 27,376 restricted shares awarded to executive officers of the Company who are not directors pursuant to three management stock bonus plans ("MSBPs"), which vest over five years at the rate of 20% per year, for which each recipient possesses sole voting power and no investment power until such shares vest. Unvested shares total 10,951 for Mr. Schugart, 3,650 for each of Messrs. Ross, Snapp an Lewis and 10,951 for the other executive officers. Includes shares of Common Stock subject to options granted pursuant to the 1994 Stock Option Plan which options are exercisable within 60 days of the Record Date. Includes shares held by the ESOP.

--------------------------------------------------------------------------------
             Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------------------------------

        Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

        Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
                       Proposal I - Election of Directors
--------------------------------------------------------------------------------

        The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. As a result, two directors will be elected at the Meeting to serve for three-year terms, as noted below, or until a respective successor has been elected and qualified.

        Larry L. Schugart and Jim W. Lewis have been nominated by the Board of Directors to serve as directors. The nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason the nominees might be unavailable to serve.

        The following table sets forth the existing directors and nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                             Shares of
                                                                            Common Stock
                            Age at           Year First       Current       Beneficially        Percent
                         September 30,       Elected or       Term to          Owned               of
Name                         1997           Appointed(1)      Expire        (2)(3)(4)(5)         Class
----                        ------          ------------      -------       ------------         -----

                                 BOARD NOMINEE FOR TERM TO EXPIRE IN 2000

Larry L. Schugart             58                1971           1997            119,281(7)             6.8%
Jim W. Lewis(6)               41                1991           1997             47,812(8)             2.8%

                                      DIRECTORS CONTINUING IN OFFICE

David H. Snapp(6)             42                1986           1998             31,352(9)             1.8%
C. Duane Ross(6)              61                1986           1999             31,263(10)            1.8%
Richard A. Ball(6)            44                1995           1999              12,634               0.7%(11)


(Footnotes on following page.)

(Continued from previous page.)

--------------------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of November 1993 became directors of the Company when it was incorporated in November 1993.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)     Beneficial ownership as of the Record Date.
(4) Includes 27,376 restricted shares awarded to Mr. Schugart, 9,125 restricted shares granted to each of directors Ross, Snapp and Lewis and 27,376 restricted shares awarded to executive officers of the Company who are not directors pursuant to the MSBPs, which vest over five years at the rate of 20% per year, for which each recipient possesses sole voting power and no investment power until such shares vest. Unvested shares total 10,951 for Mr. Schugart, 3,650 for each of Messrs. Ross, Snapp and Lewis and 10,951 for the other executive officers.
(5) Includes shares of Common Stock subject to options that are exercisable within 60 days of the Record Date for the following individuals (in the following amount of shares of Common Stock); C. Ross (13,687), R. Ball (11,634), L. Schugart (57,033), J. Lewis (13,687) and D. Snapp (13,687).
(6) Excludes 134,469 shares of Common Stock held by the Landmark Federal Savings Bank Employee Stock Ownership Plan for which such person serves as plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (approximately 84,460 shares) and shares for which no voting directions are received are voted by the plan trustee as directed by the ESOP Committee or the Board. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.
(7) Includes 5,000 and 551 shares owned by Mr. Schugart's spouse and her IRA, respectively, as to which he disclaims beneficial ownership.
(8) Includes 5,000 and 6,450 shares owned by Mr. Lewis' spouse as to which he disclaims beneficial ownership.
(9) Includes 599 shares owned by the IRA of Mr. Snapp's spouse as to which he disclaims beneficial ownership.
(10) Includes 1,989 shares owned by the IRA of Mr. Ross' spouse as to which he disclaims beneficial ownership.
(11)    Less than 1%.


        The principal occupation of, and other information about, each director and executive officer of the Company is set forth below as of September 30, 1997. All directors and executive officers have held their present positions for five years unless otherwise stated.

        Larry L. Schugart has been with the Bank for 34 years, serving as President since 1985, and has been the President, Chief Executive Officer and a director of the Company since its incorporation in November 1993. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and serves as a member of the Governmental Affairs Committee of the America's Community Bankers. In addition Mr. Schugart is a member of the Dodge City Area Chamber of Commerce and the Dodge City/Ford County Development Corporation.

        Jim W. Lewis has served as a director of the Bank since 1991 and of the Company since its incorporation in November 1993. Mr. Lewis is the owner of several automobile dealerships across the State of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He is also a member of the Finance Committee of the Dodge City Swim Team.

        David H. Snapp has been a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

        C. Duane Ross has served as a director of the Bank for ten years and of the Company since its incorporation in November 1993. He has served as Chairman of the Boards of the Company and the Bank since January 1995. He is President of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority and is a board member and past president of the Dodge City/Ford County Development Corporation and Dodge City Community College Endowment Board. In addition, he is President of the Dodge City Community College Foundation. Mr. Ross is a past president of the Dodge City Area Chamber of Commerce.

        Richard A. Ball has served as a director of the Company and the Bank since 1995. Mr. Ball, a Certified Public Accountant, is a shareholder of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood and St. John, Kansas. He has served as a board member and board chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

        James F. Strovas, age 51, has been employed by the Bank since 1988 and presently serves as Senior Vice President and Chief Financial Officer of the Company and Bank. He is also a board member of the Dodge City Area Community Foundation, the American Heart Association of Ford County, and is a member of the Dodge City Rotary Club.

        Gary L. Watkins, age 42, has been employed by the Bank since 1985 and is currently a Senior Vice President, Chief Operating Officer, and Secretary of the Company and Bank. He is also a member of the Kiwanis and the Board of Directors of Trinity Association. Mr. Watkins is a past Vice President of the Dodge City Area Chamber of Commerce.

Meetings and Certain Committees of the Board of Directors

        The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1997, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

        The Audit Committee, a standing committee, is comprised of the entire Board of Directors. The Audit Committee annually selects the independent auditors and meet with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Committee met once in fiscal year 1997.

        A Nominating Committee is comprised of the entire Board of Directors. The Nominating Committee is not a standing committee. The committee makes nominations for directors prior to the Annual Meeting. The committee will consider nominees recommended by stockholders but has no procedures in effect concerning a recommendation. The committee held one meeting during fiscal year 1997.

--------------------------------------------------------------------------------
                       Director and Executive Compensation
--------------------------------------------------------------------------------

Director Compensation

        Since April 1997 each member of the Board of Directors has received a fee of $1,000 per month. Prior to that time the monthly fee was $750. No additional fees are paid for committee meetings. For the year ended September 30, 1997, total fees paid to directors were $52,500.

        Director Deferred Compensation. The Company has established a non-qualified deferred compensation plan for directors by which individual directors may defer payment of director fee compensation. At the election of the director, fees will be invested with an unrelated insurance company rather than paid to the director. Such deferred compensation will be paid to the director upon retirement or upon their request.

        Other Compensation. Directors Ross, Schugart, Snapp and Lewis have received awards of restricted stock under the Management Stock Bonus Plans which plans were approved at the Special Meeting of Stockholders held on June 22, 1994. During the 1997 fiscal year, 5,475 of such shares vested for Mr. Schugart and 1,825 of such shares vested for each of Messrs. Ross, Snapp and Lewis. In November 1996, Director Ball received options to purchase 11,634 shares of Common Stock at an exercise price of $16.50 per share.

Executive Compensation

        Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1997, 1996 and 1995, certain information as to the total remuneration received by Larry Schugart, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.

                                   Annual Compensation                         Long Term Compensation
                      ------------------------------------------------     --------------------------------
                                                                                       Awards

        (a)             (b)        (c)        (d)             (e)              (f)               (g)                (h)
                                                                           Restricted        Securities
Name and Principal    Fiscal                             Other Annual         Stock          Underlying         All Other
Position               Year      Salary      Bonus     Compensation(1)     Award(s)(2)    Options/SARs (#)  Compensation(3)(4)
--------               ----      ------      -----     ---------------     -----------    ----------------  ------------------

Larry Schugart         1997       $97,422    $60,307        $17,407           $  --              --               $53,494
President and CEO      1996       $97,422    $22,611        $18,369              --              --               $34,507
                       1995       $97,374    $23,101        $18,793              --              --               $73,570


----------------
(1) For fiscal year 1997, other annual compensation included director's fees of $10,500 and a housing allowance of $4,462. For fiscal year 1996, other annual compensation included director's fees of $9,000 and a housing allowance of $4,901. For fiscal year 1995, other annual compensation included director's fees of $9,000 and a housing allowance of $5,179.
(2) On September 30, 1997, Mr. Schugart had 10,951 shares of restricted stock that had a total value of $276,513 (calculated by multiplying the aggregate number of shares of restricted stock by the closing market price of the Common Stock on September 30, 1997).
(3) Includes Company's contribution to individual's account under a 401(k) Plan of $2,873, $2,873 and $2,873 during the fiscal years ended September 30, 1997, 1996 and 1995, respectively.

(Footnotes continued on following page.)

(Footnotes continued from previous page.)

(4) Includes accruals made for the payment which will be made under the Supplemental Executive Retirement Plans to Mr. Larry Schugart upon retirement in the amount of $0, $0 and $38,650 for the fiscal years 1997, 1996 and 1995, respectively. Includes 2,004.8100 shares valued at $25.25 per share, 1,931.8661 shares valued at $16.375 per share, 2,248.8797 shares valued at 14.25 per share at the closing share price on September 30, 1997, 1996 and 1995, respectively allocated through the ESOP. Compensation deferred at the election of Mr. Schugart for a deferred compensation plan for directors is included under other annual compensation in this chart.

Employment Agreement

        The Company entered into a three year employment agreement with President Larry Schugart with a base salary of $95,000. The agreement is terminable by the Company for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Company terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

        The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Bank, the employee will be paid a lump sum equal to 2.99 times the average taxable compensation paid during the five years prior to the change in control. If a lump sum payment had been made as of September 30, 1997, Mr. Schugart would have received a payment of approximately $630,000. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement is renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefits

        Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1997.

        Stock Option Plan. The Company's Board of Directors previously adopted the 1994 Stock Option Plan (the "Option Plan"). The following table sets forth the year end value of options granted pursuant to the Option Plan to the chief executive officer.

              Aggregated Option/SAR Exercises in Last Fiscal Year,
              ---------------------------------------------------
                          and FY-End Option/SAR Values
                          ----------------------------



         (a)                 (b)                     (c)                      (d)                         (e)

                                                                     Number of Securities
                                                                    Underlying Unexercised        Value of Unexercised
                                                                        Options/SARs at         In-The-Money Options/SARs
                                                                          FY-End (#)                  at FY-End ($)
                       Shares Acquired
Name                   on Exercise (#)       Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                   ---------------       --------------------   -------------------------   ----------------------------

Larry Schugart              N/A                     N/A                  57,033/0                  $869,753/$0




------------------
(1) Market value of underlying securities at fiscal 1997 year-end (equal to market closing price of $25.25) minus the $10.00 exercise price.

--------------------------------------------------------------------------------
                 Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

        The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations. During the 1997 fiscal year, Mr. Gary Watkins, an executive officer, Mr. David Snapp, a director, and another officer of the Bank assumed loans for several rental properties on the same terms and conditions offered to the original borrower in an aggregate amount of $282,000.

--------------------------------------------------------------------------------
             Proposal II -- Ratification of Appointment of Auditors
--------------------------------------------------------------------------------

        Regier Carr & Monroe, L.L.P. was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors intends to renew the Company's arrangement with Regier Carr & Monroe, L.L.P. for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P. is not expected to be present at the Meeting.

        Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P. as the Company's auditors for the 1998 fiscal year.

--------------------------------------------------------------------------------
                                  Other Matters
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  Miscellaneous
--------------------------------------------------------------------------------

        The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The Company's 1997 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              Stockholder Proposals
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at Central and Spruce, Dodge City, Kansas 67801, no later than August 31, 1998. Any such proposals are subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   Form 10-KSB
--------------------------------------------------------------------------------

        A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1997 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Landmark Bancshares, Inc., Central and Spruce, Dodge City, Kansas 67801.


                                             BY ORDER OF THE BOARD OF DIRECTORS




Dodge City, Kansas
December 29, 1997

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 21, 1998
--------------------------------------------------------------------------------

        The  undersigned  hereby  appoints  the Board of  Directors  of Landmark
Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders (the "Meeting"), to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on
Wednesday, January 21, 1998, at 1:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                         FOR         WITHHELD
                                                         ---         --------

1.      The election as director of the nominees
        listed below:                                    |_|           |_|

        Larry L. Schugart
        Jim W. Lewis

INSTRUCTIONS: To withhold your vote for a nominee (or nominees) mark the "WITHHELD" box above and write the nominee's name (nominees' names), for whom authority to vote for is being withheld, on the line provided below.

        --------------------------------------

                                                    FOR     AGAINST    ABSTAIN
2.      The  ratification  of  Regier  Carr &
        Monroe,  L.L.P.,  as  independent
        auditors of Landmark Bancshares, Inc.,
        for the fiscal year ending September 30,
        1998.                                       |_|       |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated December 29, 1997.


                                         Please check here if you
Dated:           , 199              |_|  plan to attend the Meeting.
      ----------      ----



---------------------------------           --------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


---------------------------------           --------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Landmark Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]        No fee required
  [ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

        (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

        (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

        (3) Filing Party:
--------------------------------------------------------------------------------

        (4) Date Filed:
--------------------------------------------------------------------------------